    As filed with the Securities and Exchange Commission on October 16, 1997


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported) OCTOBER 1, 1997



                         EQUITY OFFICE PROPERTIES TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      MARYLAND                         1-13115                     36-4151656
(STATE OR OTHER JURISDICTION OF      (COMMISSION               (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NUMBER)            IDENTIFICATION NO.)


TWO NORTH RIVERSIDE PLAZA, SUITE 2200
          CHICAGO, ILLINOIS                                          60606
(ADDRESS OR PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)

       Registrant's telephone number, including area code: (312) 466-3300

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

As used herein, the term "Company" means either Equity Office Properties Trust, a Maryland real estate investment trust, alone as an entity, or, as the context may require, the consolidated enterprise consisting of Equity Office Properties Trust, EOP Operating Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), and their subsidiaries. The
Company acquired 20 office properties and two parking facilities during the period from July 11, 1997 through October 7, 1997. The cash portion of these transactions was financed primarily through the Company's revolving line of
credit, term credit facility and working capital.   Descriptions of the
acquired properties are as follows.


ADAMS-WABASH PARKING GARAGE

The Company acquired the Adams-Wabash Parking Garage from an unaffiliated party for $25 million in cash on August 11, 1997. The parking facility is located in downtown Chicago, Illinois and consists of 670 parking spaces.

COLUMBUS AMERICA PROPERTIES

The Company acquired two office properties and one parking facility in New Orleans, Louisiana on September 3. 1997. The purchase price was $140 million of which approximately $49.1 million was paid in EOP Operating Limited Partnership units at a price of $29 per unit and $90.9 million in cash.

The two office properties are LL&E Tower, a 36-story, 545,157 square-foot building, and Texaco Center, a 32-story 619,714 square-foot building. The acquisition also includes 601 Tchoupitoulas Garage, a 9.5 story parking facility with 759 parking spaces. All three are centrally located in downtown New Orleans. The office buildings were each 82% occupied as of September 30, 1997.

PRUDENTIAL PROPERTIES

The Company acquired six office properties in Houston and Dallas, Texas and Philadelphia, Pennsylvania on October 1, 1997. The purchase price was $289 million, of which $211.9 million was paid in cash, $6.0 million of liabilities was assumed and the remaining $71.1 million was paid in EOP Operating Limited Partnership units at a price of $24.50 per unit.

The six office properties consist of approximately 2.5 million square feet. The six properties are Destec Tower, a 25-story, 574,216 square-foot office building in the Westchase area of Houston; Brookhollow Central I, II, and III, a 800,688 square-foot office complex in suburban Houston; 8080 Central, a 17-story, 283,707 square-foot office building in the North Central Expressway submarket of Dallas; and 1700 Market, a 32-story, 825,547 square-foot office building in the Market Street West area of downtown Philadelphia. The average occupancy for the entire portfolio was 81.4% as of September 30, 1997.

550 SOUTH HOPE STREET

The Company acquired 550 South Hope Street, a 27-story tower consisting of 566,434 square feet and is located in the center of the downtown business district of Los Angeles, California on October 6, 1997. The purchase price was $99.5 million and was paid in cash. The property was 84% occupied as of September 30, 1997.

10 & 30 SOUTH WACKER DRIVE

The Company acquired the 10 & 30 South Wacker Drive buildings in Chicago, Illinois for a cash purchase price of $462 million on October 7, 1997. The twin 40-story towers include 2,016,023 million square feet of office space flanking the north and south ends of the Chicago Mercantile Exchange. The property was 97% occupied as of September 30, 1997.

ACORN PROPERTIES

The Company acquired nine office properties in suburban Philadelphia from an unaffiliated party totalling approximately 853,867 square feet of office space on October 7, 1997. The purchase price for all nine office properties was approximately $127.5 million, which was paid in a combination of cash, an aggregate of approximately $20 million of EOP Operating Limited Partnership units at a price of $28.775 per unit, and the assumption of debt.

The nine office properties are Four Falls Corporate Center, consisting of 254,355 square-feet which was 99.0% occupied as of September 30, 1997; Oak Hill Plaza, consisting of 164,360 square-feet which was 100.0% occupied as of September 30, 1997; Walnut Hill Plaza, consisting of 149,716 square-feet which was 97.0% occupied as of September 30, 1997; ; Two Valley Square, consisting of 70,622 square-feet which was 100.0% occupied as of September 30, 1997; Four Valley Square, consisting of 49,757 square-feet which was 100.0% occupied as of September 30, 1997; Five Valley Square, consisting of 18,564 square-feet which was 100.0% occupied as of September 30, 1997; One Devon Square, consisting of 77,267 square-feet which was 100.0% occupied as of September 30, 1997; Two Devon Square, consisting of 63,226 square-feet which was 90.0% occupied as of September 30, 1997; and Three Devon Square, consisting of 6,000 square-feet which was 100.0% occupied as of September 30, 1997.

ITEM 5.  OTHER EVENTS

     The Company expects to acquire two additional office properties within the next 45 days from the seller of the Acorn Properties. The purchase price is expected to be $17.2 million. The office properties are One Valley Square and Three Valley Square, both located in suburban Philadelphia, Pennsylvania, and consisting of 70,289 and 84,605 rentable square feet, respectively. The financial statements for these properties are included in the Combined Statement of Revenue and Certain Expenses for the Acorn Properties in Item 7.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Pro Forma Financial Statements.

         (b) Financial Statements of acquired and probable real estate properties.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                EQUITY OFFICE PROPERTIES TRUST


Date:  October 16, 1997         By: /s/  Richard D. Kincaid
       ----------------                 --------------------
                                        Richard D. Kincaid
                                        Executive Vice President,
                                        Chief Financial Officer

                         EQUITY OFFICE PROPERTIES TRUST

               PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
              AS OF AND FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)


        The accompanying unaudited pro forma condensed combined balance sheet as of June 30, 1997 reflects the following transactions which all occurred subsequent to June 30, 1997: (a) the acquisition of 20 office properties and the acquisition of 2 parking facilities; (b) distributions to capital partners and financing activities; (c) the transactions that occurred in connection with the consolidation of the entities which comprise the predecessors ("Equity Office Predecessors") of the Company (the "Consolidation") and the initial public offering (the "Offering"), including the sale of $603,750,000 of common shares of beneficial interest $0.01 par value per share ("Common Shares") and the use of the net proceeds for the repayment of debt as of June 30, 1997; (d) the $180 million private debt offering and the use of the proceeds to repay the line of credit; (e) the issuance of $74 million of Common Shares; and (f) draws on the $1.5 billion unsecured credit facility to fund acquisitions, repay mortgage indebtedness and repay the line of credit.

        The accompanying unaudited pro forma condensed combined statement of operations for the six months ended June 30, 1997 reflects the following transactions as if they had occurred on January 1, 1997: (a) the acquisition of 31 office properties and 6 parking facilities acquired between January 1, 1997 and October 7, 1997, the probable acquisition of two office properties and the disposition of two office properties; (b) the $180 million private debt offering which occurred on September 3, 1997; (c) the Consolidation and the Offering and the decrease in interest expense resulting from the use of the net proceeds for the repayment of mortgage debt; and (d) the decrease in interest expense from draws on the $1.5 billion unsecured credit facility used to refinance existing debt.

        The accompanying unaudited pro forma condensed combined statement of operations for the year ended December 31, 1996 reflects the following transactions as if they occurred on January 1, 1996: (a) the acquisition of 41 office properties and 13 parking facilities acquired between January 1, 1996 and October 7, 1997, the probable acquisition of two office properties and the disposition of two office properties; (b) the $180 million private debt offering which occurred on September 3, 1997; (c) the Consolidation and the Offering and the decrease in interest expense resulting form the use of proceeds for the repayment of mortgage debt; and (d) the decrease in interest expense resulting from draws on the $1.5 billion unsecured credit facility used to refinance existing debt.


        The accompanying unaudited pro forma condensed combined financial statements have been prepared by management of the Company and do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The pro forma condensed combined financial statements should be read in conjunction with the accompanying notes to the pro forma condensed combined financial statements, the combined financial statements of the Company included in the Company's Form S-11 dated July 7, 1997 and Quarterly Report on Form 10-Q dated June 30, 1997 and the statements of revenue and certain expenses for the acquired properties (included elsewhere herein).

                         EQUITY OFFICE PROPERTIES TRUST
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                 JUNE 30, 1997
                                  (UNAUDITED)
                                 (IN THOUSANDS)

                                                                                          Cash Used for           Consolidation
                                                                     Equity Office          Financing               Pro Forma
                                                                      Predecessors          Activities             Adjustments
                                                                   ----------------------------------------------------------------
ASSETS                                                                                         (A)                     (B)
        Investment in real estate, net                             $ 3,773,034           $            -        $    1,053,859  (C)
        Cash and cash equivalents                                      242,985                 (146,893)              (14,356) (D)
        Rents and other receivables                                     62,789                        -               (57,582) (E)
        Escrow deposits and restricted cash                             30,740                        -                     -
        Investment in unconsolidated joint venture                      73,073                        -                13,977  (F)
        Other assets                                                    95,737                        -               (72,892) (G)
                                                                   ----------------------------------------------------------------
                   TOTAL ASSETS                                    $ 4,278,358           $     (146,893)       $      923,006
                                                                   ================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

        Mortgage debt                                              $ 1,944,407           $            -        $      (20,302) (H)
        Notes payable                                                        -                  180,000                     -
        Revolving line of credit/term loan                             272,625                 (260,000)                    -
        Distribution payable                                            66,893                  (66,893)                    -
        Other liabilities                                              100,156                        -                (1,886) (I)
                                                                   ----------------------------------------------------------------
                   TOTAL LIABILITIES                                 2,384,081                 (146,893)              (22,188)
                                                                   ================================================================

        Minority interests:
          Operating Partnership                                              -                        -               249,481  (J)
          Partially owned properties                                     8,552                        -                     -

        Owners' equity                                               1,885,725                        -            (1,885,725) (K)
        Common shares                                                        -                        -                 1,229  (L)
        Paid in capital                                                      -                        -             2,580,209  (M)
                                                                   ----------------------------------------------------------------
                   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $ 4,278,358           $     (146,893)       $      923,006
                                                                   ================================================================

                                                                        Offering
                                                                   Pro Forma Adjustments      Subtotal        New Acquisitions
                                                                   ----------------------------------------------------------------
ASSETS                                                                     (N)                                          (U)
        Investment in real estate, net                             $         -           $    4,826,893        $    1,160,200
        Cash and cash equivalents                                      (51,798) (O)              29,938              (999,317)
        Rents and other receivables                                          -                    5,207                     -
        Escrow deposits and restricted cash                                  -                   30,740                     -
        Investment in unconsolidated joint venture                           -                   87,050                     -
        Other assets                                                    (2,193) (P)              20,652                     -
                                                                   ----------------------------------------------------------------
                   TOTAL ASSETS                                    $   (53,991)          $    5,000,480        $      160,883
                                                                   ================================================================


LIABILITIES AND SHAREHOLDERS' EQUITY

        Mortgage debt                                              $  (598,394) (Q)      $    1,325,711        $       14,749
        Notes payable                                                        -                  180,000                     -
        Revolving line of credit/term loan                                   -                   12,625                     -
        Distribution payable                                                 -                        -                     -
        Other liabilities                                                    -                   98,270                 6,000
                                                                   ----------------------------------------------------------------
                   TOTAL LIABILITIES                                  (598,394)               1,616,606                20,749
                                                                   ================================================================

        Minority interests:
          Operating Partnership                                         (4,361) (R)             245,120                     -
          Partially owned properties                                         -                    8,552                     -
                                                                                                      -                     -
        Owners' equity                                                       -                        -                     -
        Common shares                                                      288  (S)               1,517                     -
        Paid in capital                                                548,476  (T)           3,128,685               140,134
                                                                   ----------------------------------------------------------------
                   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $   (53,991)          $    5,000,480        $      160,883
                                                                   ================================================================


                                                                                         Equity Office
                                                                                       Properties Trust
                                                                     Other Activity        Pro forma
                                                                   ------------------------------------
ASSETS
        Investment in real estate, net                             $         -           $    5,987,093
        Cash and cash equivalents                                      973,772  (V)               4,393
        Rents and other receivables                                          -                    5,207
        Escrow deposits and restricted cash                                  -                   30,740
        Investment in unconsolidated joint venture                           -                   87,050
        Other assets                                                     3,964  (W)              24,616
                                                                   ------------------------------------
                   TOTAL ASSETS                                    $   977,736           $    6,139,099
                                                                   ====================================

LIABILITIES AND SHAREHOLDERS' EQUITY

        Mortgage debt                                              $  (234,402) (X)      $    1,106,058
        Notes payable                                                        -                  180,000
        Revolving line of credit/term loan                           1,140,719  (Y)           1,153,344
        Distribution payable                                                 -                        -
        Other liabilities                                                    -                  104,270
                                                                   ------------------------------------
                   TOTAL LIABILITIES                                   906,317                2,543,672
                                                                   ====================================

        Minority interests:
          Operating Partnership                                        113,383  (Z)             358,503
          Partially owned properties                                         -                    8,552

        Owners' equity                                                       -                        -
        Common shares                                                       30  (AA)              1,547
        Paid in capital                                                (41,994) (AB)          3,226,825
                                                                   ------------------------------------
                   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY      $   977,736           $    6,139,099
                                                                   ====================================


                         EQUITY OFFICE PROPERTIES TRUST
                 Pro Forma Condensed Combined Statement of Operations
                     For the six months ended June 30, 1997
                                  (unaudited)
                                 (in thousands)

                                                                     Equity Office   1997 Acquired                   Financing
                                                                     Predecessors       Properties     Dispositions   Activity
                                                                   ----------------  -------------     ------------  ---------
                                                                                          (AC)               (AD)
Revenues:
  Rental                                                           $   241,736          $  17,269        $  (2,587)     $     -
  Tenant reimbursements                                                 40,256              5,945              (24)           -
  Parking                                                               19,950                172             (378)           -
  Other                                                                  6,270                670             (188)           -
  Fees from noncombined affiliates                                       2,440                  -                -            -
  Interest                                                               9,134                 65               (9)           -
                                                                   -----------          ---------        ---------      --------
  Total revenues                                                       319,786             24,121           (3,186)           -
                                                                   -----------          ---------        ---------      --------

Expenses:
  Property operating                                               $   120,109             10,633           (1,403)           -
  Interest                                                              76,301                  -              (36)       7,762(AE)
  Depreciation                                                          52,661              3,607             (397)           -
  Amortization                                                           7,748                  -              (54)           -
  General and administrative                                            14,726                  -                -            -
                                                                   -----------          ---------        ---------      --------
                                                                       271,545             14,240           (1,890)       7,762
                                                                   -----------          ---------        ---------      --------

Income before allocation to minority interests, income from
  investment in unconsolidated joint ventures, gain on sale of real
  estate and extraordinary items                                        48,241              9,881           (1,296)      (7,762)
Minority interests:
   Operating Partnership                                                     -                  -                -            -
   Partially owned properties                                             (879)                 -                -            -
Income from investment in unconsolidated joint ventures                  2,025              1,109                -            -
Gain on sale of real estate                                             12,510                  -          (12,510)           -
                                                                   -----------          ---------        ---------      --------
Income before extraordinary items                                       61,897             10,990          (13,806)      (7,762)
Extraordinary items                                                       (275)                 -              275            -
                                                                   -----------          ---------        ---------      --------
Net income                                                         $    61,622          $  10,990        $ (13,531)     $(7,762)
                                                                   ===========          =========        =========      ========

Net income per Common Share

Weighted average Common Shares outstanding

                                                                                     Offering
                                                                 Consolidation       Pro Forma
                                                                    Activity         Adjustments        Subtotal   New Acquisitions
                                                                 -------------     --------------     -----------  ----------------
                                                                                                                          (AC)
Revenues:
  Rental                                                           $ 11,281 (AF)                -       $ 267,699      $58,232
  Tenant reimbursements                                                   -                     -          46,177       17,048
  Parking                                                                 -                     -          19,744        4,897
  Other                                                                   -                     -           6,752        1,395
  Fees from noncombined affiliates                                        -                     -           2,440            -
  Interest                                                                -                     -           9,190            -
                                                                   --------             ---------       ---------      --------
  Total revenues                                                     11,281                     -         352,002       81,572
                                                                   --------             ---------       ---------      --------

Expenses:
  Property operating                                                      -                     -         129,339       31,314
  Interest                                                                -               (22,858) (AJ)    61,169       32,217
  Depreciation                                                       11,856  (AG)               -          67,727       13,052
  Amortization                                                       (5,161) (AH)               -           2,533            -
  General and administrative                                              -                 1,200  (AK)    15,926            -
                                                                   --------             ---------       ---------      --------
                                                                      6,695               (21,658)        276,694       76,583
                                                                   --------             ---------       ---------      --------

Income before allocation to minority interests, income from
  investment in unconsolidated joint ventures, gain on sale of real
  estate and extraordinary items                                      4,586                21,658          75,308        4,989
Minority interests:
   Operating Partnership                                             (4,924) (AI)            (706) (AI)    (5,630)      (2,821) (AI)
   Partially owned properties                                           (28) (AI)               -            (907)           -
Income from investment in unconsolidated joint ventures                   -                     -           3,134            -
Gain on sale of real estate                                               -                     -               -            -
                                                                   --------             ---------       ---------      --------
Income before extraordinary items                                      (366)               20,952          71,905        2,168
Extraordinary items                                                       -                     -               -            -
                                                                   --------             ---------       ---------      --------

Net income                                                         $   (366)            $  20,952       $  71,905      $ 2,168
                                                                   ========             =========       =========      ========

Net income per Common Share                                                                             $    0.47  (AN)
                                                                                                        =========
Weighted average Common Shares outstanding                                                                151,678
                                                                                                        =========

                                                                                      Equity Office
                                                                 Other Financing    Properties Trust Pro
                                                                     Activity             Forma
                                                                 ---------------   ----------------------
Revenues:
  Rental                                                          $       -              $325,931
  Tenant reimbursements                                                   -               63,225
  Parking                                                                 -               24,641
  Other                                                                   -                8,147
  Fees from noncombined affiliates                                        -                2,440
  Interest                                                                -                9,190
                                                                   --------             --------
  Total revenues                                                          -             433,574
                                                                   --------             --------

Expenses:
  Property operating                                                      -              160,653
  Interest                                                           (4,513)(AL)          88,873
  Depreciation                                                                            80,779
  Amortization                                                        2,413 (AM)           4,946
  General and administrative                                                              15,926
                                                                   --------             --------
                                                                     (2,100)             351,177
                                                                   --------             --------

Income before allocation to minority interests, income from
  investment in unconsolidated joint ventures, gain on sale of real
  estate and extraordinary items                                      2,100               82,397
Minority interests:
   Operating Partnership                                                                  (8,451)
   Partially owned properties                                                               (907)
Income from investment in unconsolidated joint ventures                                    3,134
Gain on sale of real estate                                                                    -
                                                                   --------             --------
Income before extraordinary items                                     2,100               76,173
Extraordinary items                                                                            -
                                                                   --------             --------
Net income                                                         $  2,100             $ 76,173
                                                                   ========             ========

Net income per Common Share                                                             $   0.49 (AN)
                                                                                        ========
Weighted average Common Shares outstanding                                               154,696
                                                                                        ========

                         EQUITY OFFICE PROPERTIES TRUST
              Pro Forma Condensed Combined Statement of Operations
                      For the year ended December 31, 1996
                                  (UNAUDITED)
                                 (IN THOUSANDS)


                                                                       Equity Office     1996 Acquired          1997 Acquired
                                                                      Predecessors         Properties             Properties
                                                                      --------------     -------------          --------------
                                                                                             (AC)                    (AC)
Revenues:
  Rental                                                               $  386,481         $  53,340               $   55,557
  Tenant reimbursements                                                    62,036             9,967                   16,053
  Parking                                                                  27,253            13,518                    1,074
  Other                                                                    17,626             1,797                    1,945
  Fees from noncombined affiliates                                          5,120                 -                        -
  Interest                                                                  9,608                 -                      249
                                                                       ----------         ---------               ----------

                                                                          508,124            78,622                   74,878
                                                                       ----------         ---------               ----------
Expenses
  Property operating                                                      201,067            30,971                   33,550
  Interest                                                                119,595            24,178                        -
  Depreciation                                                             82,905            13,090                   11,951
  Amortization                                                             13,332                 -                        -
  General and administrative                                               23,145                 -                        -
                                                                       ----------         ---------               ----------

                                                                          440,044            68,239                   45,501
                                                                       ----------         ---------               ----------
Income before allocation to minority interests, income from
   investment in unconsolidated joint ventures, gain on sale of real
   estate and extraordinary items                                          68,080            10,383                   29,377
Minority interests:
   Operating Partnership
   Partially owned properties                                              (2,086)                -                        -
Income from investment in unconsolidated joint ventures                     2,093                 -                    2,632 (AF)
Gain on sale of real estate                                                 5,338                 -                        -
                                                                       ----------         ---------               ----------
Income before extraordinary items                                          73,425            10,383                   32,009
Extraordinary items                                                             -                 -                        -
                                                                       ----------         ---------               ----------
Net income                                                                $73,425           $10,383                  $32,009
                                                                       ==========         =========               ==========

Net income per Common Share

Weighted average Common Shares outstanding

                                                                                                                Consolidation
                                                                      Dispositions      Financing Activity        Activity
                                                                      ------------      ------------------    --------------
                                                                           (AD)
Revenues:
  Rental                                                                $  (8,303)                 -             $  19,516 (AF)
  Tenant reimbursements                                                       (88)                 -                     -
  Parking                                                                  (1,462)                 -                     -
  Other                                                                       (99)                 -                     -
  Fees from noncombined affiliates                                                                 -                     -
  Interest                                                                     (7)                 -                     -
                                                                        ---------         ----------             ---------
                                                                           (9,959)                                  19,516
                                                                        ---------         ----------             ---------
Expenses
  Property operating                                                       (4,778)                 -
  Interest                                                                   (956)            13,717 (AE)
  Depreciation                                                             (1,941)                 -                23,712 (AG)
  Amortization                                                               (346)                 -                (8,591)(AH)
  General and administrative                                                    -                  -                     -
                                                                        ---------         ----------             ---------
                                                                           (8,021)           (13,717)               15,121
                                                                        ---------         ----------             ---------
Income before allocation to minority interests, income from
   investment in unconsolidated joint ventures, gain on sale of real
   estate and extraordinary items                                          (1,938)           (13,717)                4,395
Minority interests:
   Operating Partnership                                                        -                  -                (8,739) (AI)
   Partially owned properties                                                   -                  -                   (56) (AI)
Income from investment in unconsolidated joint ventures                         -                  -                     -
Gain on sale of real estate                                                     -                  -                     -
                                                                        ---------         ----------             ---------
Income before extraordinary items                                          (1,938)           (13,717)               (4,400)
                                                                        ---------         ----------             ---------
Extraordinary items

Net income                                                              $  (1,938)        $  (13,717)            $  (4,400)
                                                                        =========         ==========             =========
Net income per Common Share

Weighted average Common Shares outstanding

                                                                         Offering
                                                                        Pro Forma
                                                                       Adjustments             Subtotal         New Acquisitions
                                                                       -----------             --------         ----------------
                                                                                                                      (AC)
Revenues:
  Rental                                                               $        -             $  506,591           $ 109,393
  Tenant reimbursements                                                         -                 87,968              32,434
  Parking                                                                       -                 40,383               9,162
  Other                                                                         -                 21,269               3,147
  Fees from noncombined affiliates                                              -                 5,120
  Interest                                                                      -                  9,850
                                                                       ----------             ----------           ---------

                                                                                -                671,181             154,136
                                                                       ----------             ----------           ---------
Expenses
  Property operating                                                            -                260,810              63,430
  Interest                                                                (43,041) (AJ)          113,493              62,854
  Depreciation                                                                  -                129,717              26,105
  Amortization                                                                  -                  4,395                   -
  General and administrative                                                2,400 (AK)            25,545                   -
                                                                        ---------             ----------           ---------
                                                                          (40,641)               533,960             152,389
                                                                        ---------             ----------           ---------
Income before allocation to minority interests, income from
   investment in unconsolidated joint ventures, gain on sale of real
   estate and extraordinary items                                          40,641                137,221               1,747
Minority interests:
   Operating Partnership                                                   (1,414) (AI)          (10,153)             (3,774) (AI)
   Partially owned properties                                                   -                 (2,142)                  -
Income from investment in unconsolidated joint ventures                         -                  4,725                   -
Gain on sale of real estate                                                     -                  5,338                   -
                                                                        ---------             ----------           ---------
Income before extraordinary items                                          39,227                134,989              (2,027)
Extraordinary items                                                             -                      -                   -
                                                                        ---------              ---------           ---------
Net income                                                               $ 39,227              $ 134,989           $  (2,027)
                                                                        =========              =========           =========
Net income per Common Share                                                                        $0.89 (AN)
                                                                                               =========
Weighted average Common Shares outstanding                                                       151,678
                                                                                               =========

                                                                                                   Equity Office
                                                                       Other Financing          Properties Trust Pro
                                                                          Activity                     Forms
                                                                        ---------------         --------------------
Revenues:
  Rental                                                                $       -                $   615,984
  Tenant reimbursements                                                         -                    120,402
  Parking                                                                       -                     49,545
  Other                                                                         -                     24,416
  Fees from noncombined affiliates                                              -                      5,120
  Interest                                                                      -                      9,850
                                                                        ---------                -----------
                                                                                -                    825,317
                                                                        ---------                -----------
Expenses
  Property operating                                                            -                    324,240
  Interest                                                                 (2,111) (AL)              174,236
  Depreciation                                                                  -                    155,822
  Amortization                                                              4,224  (AM)                8,619
  General and administrative                                                    -                     25,545
                                                                        ---------                -----------
                                                                           (2,113)                   688,462
                                                                        ---------                -----------
Income before allocation to minority interests, income from
   investment in unconsolidated joint ventures, gain on sale of real
   estate and extraordinary items                                          (2,113)                   136,855
Minority interests:
   Operating Partnership                                                        -                    (13,927)
   Partially owned properties                                                   -                     (2,142)
Income from investment in unconsolidated joint ventures                         -                      4,725
Gain on sale of real estate                                                     -                      5,338
                                                                        ---------                -----------

Income before extraordinary items                                          (2,113)                   130,849
Extraordinary items                                                             -                          -
                                                                        ---------                -----------
Net income                                                              $  (2,113)               $   130,849
                                                                        =========                ===========
Net income per Common Share                                                                      $      0.85 (AN)
                                                                                                 ===========
Weighted average Common Shares outstanding                                                           154,696
                                                                                                 ===========

                                       10

                         Equity Office Properties Trust
              Notes to Pro Forma Condensed Combined Balance Sheet
                                 June 30, 1997
                                    (unaudited)



Basis of Presentation.  The contribution to the Operating Partnership of ZML Partners Limited Partnership's, ZML Partners Limited
partnership II's, ZML Partners Limited Partnership III's and ZML Partners Limited Partnership IV's (collectively the "ZML
Partners") respective interests in the office properties and parking facilities and Equity Group Investments, Inc., an Illinois
Corporation ("EGI") interest in the office property and asset management business and parking facilities management business
(collectively the "Management Business") in exchange for units of partnership interest in the Operating Partnership ("Units") and
Common Shares typically would be accounted for at the historical cost of those interests, similar to a pooling of interests.  Due to the relatively small percentage of these interests, however, such interests, together with all remaining non-affiliated interests, have been accounted for using the purchase method of accounting, based on the fair value of the Common Shares and Units issued.

   (A)  To reflect $ (146.9) million of net cash used for events that occurred subsequent to June 30, 1997, as follows:

                    Private debt offering completed on September 3, 1997                             $         180,000,000
                    Paydown of revolving credit facility from private debt offering
                     proceeds and available cash                                                              (260,000,000)
                    Payments of $ 66.9 million distribution payable to capital partners of ZML Fund I, ZML Fund II, ZML Fund III and ZML Fund IV,
                     (collectively, the "ZML Funds") which distributions occurred in connection
                     with the Consolidation and the Offering                                                   (66,893,300)
                                                                                                     ---------------------
                            Total                                                                    $        (146,893,300)
                                                                                                     =====================

   (B)  To record the Consolidation based upon the issuance of 122.9 million Common Shares, at a price of $21.00 per share, in exchange for 91.2% of the ownership interest in the Operating Partnership that is owned by the
        Company.  In addition, 11.9 million Units in the Operating Partnership were issued in exchange for 8.8% of the ownership interest in the Operating Partnership that is not owned by the Company.  After giving effect to the Offering, the Company owned 92.7% of the Operating Partnership.

   (C)  To record the allocation of estimated equity value in excess of book value ("net equity value") to investment in real estate based on the issuance of Common Shares and Units in connection with the Consolidation, as follows:

                    Issuance of 134.8 million Common Shares and Units at $21
                      per share/Unit                                                                 $       2,830,919,200
                                                                                                     ---------------------
                    Less book value of owners' equity before adjustments to
                      reflect the estimated net equity value of assets:
                    Historical owners' equity of Equity Office Predecessors                                 (1,885,725,000)
                    Costs associated with the Consolidation  (see Note (D)).                                    14,356,000
                                                                                                     ---------------------
                                                                                                            (1,871,369,000)
                                                                                                     ---------------------
                    Total share/Unit value in excess of book value                                   $         959,550,200
                                                                                                     =====================

                    Allocation of excess value to assets and liabilities based on relative differences between book value and
                      estimated net equity value:
                    Decrease in other assets (see Note (G)).                                         $         (72,892,000)
                    Decrease in accounts receivable related to net deferred rent
                      (see Note (E)).                                                                          (57,581,900)
                    Decrease in other deferred liabilities (see Note (I)).                                       1,885,800
                    Decrease in mortgage indebtedness resulting from adjustment
                      to fair value (see Note (H)).                                                             20,302,000
                    Increase in investments in unconsolidated joint ventures
                      (see Note (F)).                                                                           13,977,000
                    Adjustments to the basis of the investment in real estate, net                           1,053,859,300
                                                                                                     ---------------------
                            Total adjustments                                                        $         959,550,200
                                                                                                     =====================

   (D)  To reflect the costs associated with the Consolidation.

   (E)  To eliminate the deferred rent receivable, which arose from the historical straight-lining of rents
        (see Note (C)).

   (F)  To increase the basis of the investments in unconsolidated joint ventures accounted for on the equity method (see Note (C)).

   (G)  To eliminate the $ 72.9 million of other assets, consisting of lease acquisition costs, deferred loan costs and organization costs that were written off as a result of the Consolidation
        (see Note (C)).

   (H)  To reflect the adjustment to reduce the assumed Equity Office Predecessors debt to its fair value
        (calculated as of May 31, 1997); this amount is subject to change based on the actual date of repayment and changes in interest rates (see Note (C)).

(I) To eliminate the deferred ground rent payable, which arose from the historical straight-lining of rents
    (see Note (C)).

(J) To reflect the recognition of minority interest ownership in the Operating Partnership, estimated to be
          8.81%, that was not owned by the Company as a result of the Consolidation but prior to the effect of the
    Offering.  Minority interests was calculated as follows:

                 Pro forma equity of the Operating Partnership, net of Equity Office
                          Predecessors' historical minority interests of
                           $ 8,552,000 related to partially owned properties
                          (see Note (C)).                                                                   $      2,830,919,200
                 Percentage of Units in the Operating Partnership which are not owned by
                          the Company                                                                                       8.81%
                 Minority interests in the equity of the Operating Partnership as of                        --------------------
                          June 30, 1997                                                                     $        249,481,400
                                                                                                            ====================
(K) To reclassify Equity Office Predecessors owners' equity.

(L) To record par value of 122.9 million Common Shares issued in the Consolidation with a par value of
    $0.01 per share.

(M) To reflect the net increase to paid in capital associated with the issuance of Common Shares and certain other transactions related to the Consolidation, as summarized below:

                 Costs associated with the Consolidation (see Note (D)).                                    $        (14,356,000)
                 Adjustments to assets and liabilities resulting from issuance of Common
                          Shares and Units (see Note (C)).                                                           959,550,200
                 Reclassification of owners' equity (see Note (K)).                                                1,885,725,000
                 Par value of 122.9 million Common Shares (see Note (L)).                                             (1,229,000)
                 Allocation of minority interests in the equity of the Operating
                          Partnership (see Note (J)).                                                               (249,481,400)
                                                                                                            --------------------
                 Net increase to paid-in capital                                                            $      2,580,208,800
                                                                                                            ====================
(N) To record the Offering based upon issuance 28.75 million Common Shares, at $21.00 per share, in exchange for 17.6% of the ownership interest in the Operating Partnership.


(O) To reflect the following:

                 Gross proceeds from the sale of 28.75 million Common Shares,
                   $0.01 par value per share, at $ 21.00 per share                                          $        603,750,000
                 Transaction, registration and issuance costs                                                        (42,271,800)
                                                                                                            --------------------
                   Net proceeds                                                                                      561,478,200
                 Repayment of mortgage debt and other indebtedness secured by
                   properties owned by the Company (see Note (Q)                                                    (598,394,000)
                 Prepayment penalties on retired mortgage debt and other indebtedness
                   (calculated as of May 31, 1997)                                                                   (14,882,000)
                                                                                                            --------------------
                 Net decrease in cash at June 30, 1997                                                      $        (51,797,800)
                                                                                                            ====================

(P) To record the write-off of unamortized loan costs related to the debt repaid from proceeds of the Offering
    (see Note (Q)

(Q) To reflect the debt repaid from net proceeds of the Offering and cash held by Equity Office Predecessors
    (see below).

    The fair value of debt was computed by discounting the projected debt service payments for each loan based on the spread between the market rate and the effective rate, including the amortization of loan origination costs, for each year.

    Debt repaid from net proceeds of the Offering and cash held by Equity Office Predecessors:

                 Property                            Maturity Date                    Interest Rate      Amount Repaid
                 -----------------------------------------------------------------------------------------------------
                 60 Spear                               1-Dec-99                          9.01%           $  9,240,200
                 CIGNA Center                           1-Dec-99                          9.01%                727,600
                 Summit Office Center                   1-Dec-99                          9.01%              5,821,000
                 Tampa Commons                          1-Dec-99                          9.01%             14,783,700
                 First Union Center                     1-Dec-99                          9.01%             16,492,800
                 Intercontinental Center                1-Dec-99                          9.01%              6,184,800
                 Four Forest                            1-Dec-99                          9.01%             16,953,600
                 Dominion Tower                         1-Dec-99                          9.01%             23,283,900



         Northborough Tower                                       1-Dec-99                 9.01%                  6,985,200
         500 Marquette Building                                   1-Dec-99                 9.01%                 11,253,900
         Atrium Tower                                             1-Dec-99                 9.01%                  1,600,800
         Sarasota City Center                                     1-Dec-99                 9.01%                 11,642,000
         University Tower                                         1-Dec-99                 9.01%                 11,132,600
         1111 19th Street                                         1-Dec-99                 9.01%                 18,627,100
         1 & 2 Stamford/300 Atlantic                             29-Mar-00             LIBOR + 2.25%             75,202,500
         850 Third Avenue                                        20-Mar-02                 8.79%                 54,099,500
         Two California Plaza                                    21-Aug-03               LIBOR + 2%              54,404,000
         One North Franklin                                      31-Dec-02               LIBOR + 1%              65,150,400
         One and Two Paces West                                  21-Mar-98             LIBOR + 1.875%            47,700,000
         2010 Main Plaza                                         13-Dec-97             LIBOR + 1.875%            25,900,000
         1920 Main Plaza                                         29-Sep-01               LIBOR + 2%              30,569,900
         One American Center                                     31-Oct-00                 8.50%                 44,250,000
         28 State Street                                         19-Dec-99             LIBOR + 2.25%             46,388,600
                                                                                                             --------------
                                                 Total                                                          598,394,100
                                                                                                             ==============
    The amounts reflected above are based on the balances at June 30, 1997.  The actual amounts repaid were different to the extent of any amortization of loan balances which occurred prior to the actual date of repayment.

(R) To adjust minority interests in the Operating Partnership to reflect the Offering, calculated as follows:

                 Shareholders' equity prior to the Offering (see Notes
                        (M) and (N)).                                                  $       2,581,437,800
                 Minority interests in the Operating Partnership prior to the
                                       Offering (see Note (J)).                                  249,481,400
                                                                                       ---------------------
                                                                                               2,830,919,200
                 Net proceeds from the Offering (see Note (O)).                                  561,478,300
                 Prepayment penalties (see Note (O)).                                            (14,882,000)
                 Unamortized loan costs on repaid debt (see Note (P)).                            (2,193,000)
                                                                                       ---------------------
                 Post-Offering shareholders' equity before allocation to
                   minority interests in the Operating Partnership                             3,375,322,500
                 Percentage of Units in the Operating Partnership which are
                   not owned by the Company                                                             7.26%
                                                                                       ---------------------
                 Minority interest in the equity of the Operating Partnership
                   after the Offering                                                            245,120,700
                 Pre-Offering pro forma minority interest in the Operating
                   Partnership (see Note (J)).                                                  (249,481,400)
                                                                                       ---------------------
                 Adjustment to minority interest in the Operating Partnership
                   to reflect the Offering                                             $          (4,360,700)
                                                                                       =====================

(S) To record par value of 28.75 million Common Shares in the Offering with a par value
    $0.01 per share.


(T) To reflect the net increase to paid in capital associated with the issuance of Common Shares and certain other transactions related to the Offering, as summarized below:

                 Net proceeds from the sale of 28.75 million Common Shares, net of  $ 42.3
                   million of issuance costs (see Note (O)).                                                  $    561,478,300
                 Par value of 28.75 million Common Shares  (see Note (S)).                                            (287,500)
                 Unamortized loan costs written-off related to debt repaid from proceeds of the
                   Offering (see Note (P)).                                                                         (2,193,000)
                 Prepayment penalties on retired mortgage debt (see Note (O)).                                     (14,882,000)
                 Adjustment to minority interests in the Operating Partnership as a result of the
                   Offering (see Note (R)).                                                                          4,360,700
                                                                                                              ----------------
                 Net increase to paid in capital                                                              $    548,476,500
                                                                                                              ================
(U) To reflect the following acquisitions and probable acquisitions (collectively, the "New Acquisitions"):


                                                                                                                   VALUE OF OP UNITS
                                                       TOTAL PURCHASE PRICE     CASH PAID     LIABILITIES ASSUMED        ISSUED
                                                      -----------------------------------------------------------------------------
                 Adams-Wabash Parking Facility        $     25,000,000       $    25,000,000     $          --    $             --
                 Prudential Properties                     289,000,000           211,950,000         6,000,000          71,050,000
                 Acorn Properties                          144,700,000           109,950,715        14,749,285          20,000,000
                 Columbus America Properties               140,000,000            90,916,200                --          49,083,800
                 10 & 30 South Wacker Drive                462,000,000           462,000,000                --                  --
                 550 South Hope Street                      99,500,000            99,500,000                --                  --
                                                      -----------------------------------------------------------------------------

                                Total                 $  1,160,200,000       $   999,316,915     $  20,749,285    $    140,133,800
                                                      =============================================================================


(V)  To record the following transactions:
             Sale of 3,018,367 Common Shares @ $24.50 per share to the seller of the
               Prudential Properties on October 1, 1997                                                     $      73,950,000
             Draws on the $1.5 billion unsecured credit facility to fund New Acquisitions (see
               Note (U))                                                                                          904,697,000
             Payment of underwriting fees related to the $1.5 billion unsecured credit facility                    (4,875,000)
                                                                                                              -----------------
                         Total                                                                                    973,772,000
                                                                                                              =================

(W)  To record the write-off of unamortized loan costs of $4.9 million related to the debt repaid from draws on the $1.5 billion unsecured credit facility (see Note (X) and payment of underwriting fees of $4.9  million related to the $1.5 billion unsecured credit facility.

(X)  To reflect the debt repaid from draws on the $1.5 billion unsecured credit facility and to write-off the mark-to-market adjustment for the following properties recorded at the time of the Consolidation and the Offering, based on the outstanding principal balances as of June 30, 1997:


             Property                                      Maturity Date        Interest Rate                      Amount Repaid
         -------------------------------------------------------------------------------------------------------------------------
             Debt repaid:
                          1601 Market                      LIBOR + 1.25%        June 30, 2001                 $      24,229,400
                          1620 L Street                       8.00%             February 4, 2000                     21,167,800
                          9400 NCX                         LIBOR + 1.65%        May 10, 2001                         14,247,400
                          Bank One Center                  LIBOR + 1.1%         March 19, 1999                       83,875,000
                          NationsBank                         8.00%             December 1, 2003                     18,907,200
                          North Central Plaza              LIBOR + 1.75%        August 3, 1999                       14,968,500
                          San Jacinto                      LIBOR + 1.125%       December 13, 1998                    18,212,300
                          Sterling Plaza                   LIBOR + 1.75%        December 8, 1998                     15,664,600
                          The Quadrant                     EURODOLLAR + 2.0%    May 31, 1999                         18,000,000
                          Union Square                     EURODOLLAR + 2.0%    May 31, 1999                          6,750,000
                                                                                                              -----------------
                          Total                                                                                     236,022,200
                                                                                                              -----------------

             Less: write-off of mark-to-market adjustments for debt repaid above:
                          San Jacinto                                                                                    33,000
                          Nationsbank                                                                                   310,000
                          Bank One                                                                                    1,277,000
                                                                                                              -----------------
                                                                                                                      1,620,000
                                                                                                              -----------------
             Total decrease in mortgage debt                                                                  $     234,402,200
                                                                                                              =================


(Y)  To record draws on the $1.5 billion unsecured credit facility and paydowns on the $600 million unsecured credit facility as follows:
             Draws to fund acquisitions (see Note (V)).                                                 $           904,697,000
             Draws to repay mortgage debt (see Not (X)).                                                            236,022,200
                                                                                                              -----------------

                          Total                                                                               $   1,140,719,200
                                                                                                              =================
(Z)  To adjust minority interests in the Operating Partnership to reflect the New Acquisitions (See Note (U))
     and the sale of Common Shares (see Note (V)).
             Shareholders' equity prior to the OP Units issued for New Acquisitions and the issuance of
               Common Shares to the seller of the Prudential Properties:                                      $   3,130,202,000
             Minority interests in the Operating Partnership after the Offering (See Note (R)).                     245,120,000
                                                                                                              -----------------
                          Total                                                                                   3,375,322,000
             Units issued for New Acquisitions (See Note (U))                                                       140,133,800
             Common Shares issued to the seller of the Prudential Properties (See Note (V))                          73,950,000
                                                                                                              -----------------
             Shareholders' equity after the New Acquisitions and issuance of Common Shares                        3,589,405,800
             Percentage of Units not owned by Equity Office Properties Trust                                               9.99%
             Minority interests in the equity of the Operating Partnership after the New Acquisitions         -----------------
               and the issuance of Common Shares to the seller of the Prudential Properties                         358,503,600
             Minority interests in the equity of the Operating Partnership after the Offering                       245,120,000
             Adjustment to minority interests in the Operating Partnership to reflect the New                 -----------------
               Acquisitions and issuance of Common Shares to the seller of the Prudential Properties          $     113,383,600
                                                                                                              =================
(AA) To record the par value of 3.0 million Common Shares issued to the seller of the Prudential Properties.

(AB) To reflect the net increase in paid in capital associated with the issuance of Common Shares to the seller of the
     Prudential Properties and the repayment of mortgage debt:
             Issuance of Common Shares to the seller of the Prudential Properties at $24.50 per share         $      73,950,000
             Less: par value                                                                                            (30,200)
             Write-off of unamortized loan costs related to debt repaid from draws on the $1.5 billion
               unsecured credit facility (see Note (W)).                                                               (910,600)
             Write-off of mark-to-market adjustment on debt repaid with the $1.5 billion unsecured credit
               facility (see Note (X)).                                                                              (1,620,000)
             Adjustment to minority interests in the Operating Partnership (see Note (Z)).                         (113,383,600)
                                                                                                              -----------------
                          Total                                                                               $     (41,994,400)
                                                                                                              =================

                         EQUITY OFFICE PROPERTIES TRUST

         NOTES TO PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

 FOR THE SIX MONTHS ENDED JUNE 30, 1997 AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (UNAUDITED)


(AC) To reflect the operations and the depreciation expense for a) the pro forma condensed combined statement of operations for the six months ended June 30, 1997; for the period from January 1, 1997 through the earlier of the date of acquisition, or June 30, 1997, as applicable, for properties acquired in 1997 and b) the pro forma condensed combined statement of operations for the year ended December 31, 1996; for the period from January 1, 1996 through the date of acquisition for properties acquired in 1996, or December 31, 1996 for the properties acquired in 1997, for the following properties. Interest expense was also adjusted, where applicable, to reflect six months and a full year, for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

    Acquired Property                         Date Acquired                               Period Reference
    ---------------------------------------------------------------------------------------------------------
    1601 Market Street                        January 18, 1996                                  A
    Promenade II                              June 14, 1996                                     A
    Two California Plaza                      August 23, 1996                                   A
    BP Tower                                  September 4, 1996                                 A
    SunTrust Center                           September 18, 1996                                A
    Reston Town Center                        October 22, 1996                                  A
    One Phoenix Plaza                         December 4, 1996                                  A
    Colonnade I                               December 4, 1996                                  A
    Boston Harbor Garage                      December 10, 1996                                 A
    Milwaukee Center Parking Garage           December 18, 1996                                 A
    15th & Sansom Streets Garage              December 27, 1996                                 A
    1616 Chancellor Street Garage             December 27, 1996                                 A
    Juniper/Locusts Streets Garage            December 27, 1996                                 A
    1616 Sansom Street Garage                 December 27, 1996                                 A
    1111 Sansom Street Garage                 December 27, 1996                                 A
    1 177 Broad Street                        January 29, 1997                                  B
    Biltmore Apartments                       January 29, 1997                                  B
    3 Preston Commons                         March 21, 1997                                    B
    1 Oakbrook Terrace Tower                  April 16, 1997                                    B
    4 50% Interest in Civic Parking L.L.C.    April 16, 1997                                    B
    1 One Maritime Plaza                      April 21, 1997                                    B
    1 Smith Barney Tower                      April 29, 1997                                    B
    1 201 Mission Street                      April 30, 1997                                    B
    1 30 N. LaSalle                           June 13, 1997                                     B
    1 Adams-Wabash Parking Facility           August 11, 1997                                   C
    21 Columbus America Properties            September 3, 1997                                 C
    6 Prudential Properties                   October 1, 1997                                   C
    1 550 South Hope Street                   October 6, 1997                                   C
    2 10 & 30 South Wacker Drive              October 7, 1997                                   C
    11 Acorn Properties                       October 7, 1997                                   C and D

    Note A: Included in the pro forma condensed combined statement of operations for the year ended December 31, 1996, in the column entitled "1996 Acquired Properties".
    Note B: Included in the pro forma condensed combined statement of operations for the year ended December 31, 1996 and for the six months ended June 30, 1997, in the column entitled "1997 Acquired Properties".
    Note C: Included in the pro forma condensed combined statement of operations for the year ended year ended December 31, 1996 and for the six months ended June 30, 1997 in the column entitled "New Acquisitions".

     Note D: The Acorn Properties consist of eleven properties. Nine properties were acquired on October 7, 1997. The other two properties are expected to close in November 1997.


     The depreciation adjustments $3.6 million in the "1997 Acquired Properties" column and the $13.1 million in the "New Acquisitions" column for the six months ended June 30, 1997 and the depreciation adjustment of $13.1 million in the "1996 Acquired Properties" column, the $12.0 million in the "1997 Acquired Properties" column and the $26.1 million in the "New Acquisitions" column for the year ended December 31, 1996 are based on the cost to acquire the above listed properties, assuming that 10% of the purchase price is allocated to land and the depreciable lives are 40 years. Depreciation is computed using the straight-line method.

(AD) To eliminate the operations of Barton Oaks Plaza II and 8383 Wilshire for the six months ended June 30, 1997 and for the year ended December 31, 1996, which were sold in January and May, 1997, respectively.

(AE) To reflect the additional interest expense on debt obtained in the six months ended June 30, 1997 on properties acquired before 1997 and to reflect the private debt offering and paydown of the revolving credit facility for the six months ended June 30, 1997 and the year ended December 31, 1996.

(AF) To reflect the adjustment for the straight-line effect of scheduled rent increase, assuming the Consolidation and Offering closed on January 1, 1997 and 1996, respectively, for the pro forma condensed combined statement of operations for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

(AG) To reflect depreciation expense related to the adjustment to record the net equity value of the investment in real estate for the six months ended June 30, 1997 and for the year ended December 31, 1996, on a straight-line basis, as follows:

                                                           For the six months      For the year ended
                                                          ended June 30, 1997      December 31, 1996
                                                          -------------------     -------------------
            Adjustment to the basis of the                   $ 1,053,859,000         $ 1,053,859,000
              investment in real estate (see
              Note           (C)
            Less: Portion allocated to land,
              estimated to be 10%                               (105,385,900)           (105,385,900)
                                                          -------------------     -------------------
            Depreciable basis                                $   948,473,100          $  948,473,100
                                                          ===================     ===================

            Depreciation expense based on an
              estimated useful life of 40 years              $    11,855,900          $   23,711,800
                                                          ===================     ===================


(AH) To eliminate the $7.7 million and $13.3 million of amortization historically recognized by Equity Office Predecessors as a result of the write-off of deferred loan costs, lease acquisition costs and organization costs (see Note (G), net of the $2.5 million and $4.4 million amortization of the discount required to record the mortgage debt at fair value based upon the issuance of Common Shares and Units, and the $0.1 million and $0.3 million of amortization relating to disposed properties for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

(AI) To reflect the estimated 8.81% minority interests ownership in the Operating Partnership and to reflect the 5% economic interest that the Company does not own in Equity Office Properties Management Corp. (the "Management Corp."), as follows:

                                                         For the six months            For the year ended
                                                        ended June 30, 1997            December 31, 1996
                                                        -------------------            ------------------
    Minority interests allocation of income before


      Offering pro forma adjustments                         $ 4,924,000                 $ 8,739,000
    Minority interests allocation of income resulting
      from Offering pro forma adjustments                        706,000                   1,413,800
    Minority interests allocation of income resulting
      from New Acquisitions and issuance of Common
      Shares to the seller of the Prudential Properties        2,821,000                   3,774,000
                                                           -------------------         ------------------
    Net income allocated to minority interests
      ownership in the Operating Partnership                 $ 8,451,000                 $13,926,800
                                                           ===================         ==================

    Historical ownership interest in partially owned
      properties                                             $   879,000                 $ 2,086,000
                                                           -------------------         ------------------
    Fees from noncombined affiliates                           2,440,000                   5,120,000
    Management Corp. expenses                                  1,880,000                   4,000,000
                                                           -------------------         ------------------
    Estimated Management Corp. net income                        560,000                   1,120,000
                                                           -------------------         ------------------
    Minority interest 5% economic interest in the
      Management Corp.                                            28,000                      56,000
                                                           -------------------         ------------------
    Net income allocated to minority interests
      ownership in partially owned properties                $   907,000                 $ 2,142,000
                                                           ===================         ==================


(AJ) To reflect the reduction of interest expense associated with the $15.0 million of mortgage debt on Denver Corporate Center Towers II and III repaid in May 1997 and the $598.4 million repaid with net proceeds of the Offering and cash held by Equity Office Predecessors (see Note (Q)).


(AK) To reflect additional general and administrative expenses expected to be incurred as a result of reporting as a public company, as follows:

                                                           For the six months          For the year ended
                                                           ended June 30, 1997          December 31, 1996
                                                           -------------------         ------------------
            Directors and officers insurance                 $   250,000                 $   500,000
            Printing and mailing                                 250,000                     500,000
            Trustees and directors fees                          150,000                     300,000
            Investor relations                                   150,000                     300,000
            Other                                                400,000                     800,000
                                                           -------------------         ------------------
              Total                                          $ 1,200,000                 $ 2,400,000
                                                           ===================         ==================

(AL) To reflect the reduction of interest expense associated with the $236 million of mortgage debt and the balance on the $600 million line of credit repaid from draws on the $1.5 billion unsecured credit facility
     (see Note (X)).


(AM) To eliminate the $0.8 million and $0.7 million of amortization recorded on the mark-to-market adjustment on debt repaid from draws on the $1.5 billion unsecured credit facility and to record $3.3 million and $4.9 million of amortization for the underwriting fees associated with the $1.5 billion unsecured credit facility for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively.

(AN) Net income per Common Share is based upon 151.7 million Common Shares outstanding upon completion of the Consolidation and the Offering, and pro forma net income per Common Shares is based upon 154.7 million Common Shares assumed to be outstanding upon acquisition of the New Acquisitions and the issuance of Common Shares to the seller of the Prudential Properties.

                        Consent of Independent Auditors



We consent to the use of our reports indicated below in this Current Report on Form 8-K of Equity Office Properties Trust.




         FINANCIAL STATEMENTS                    DATE OF AUDITOR'S REPORT
---------------------------------------  ---------------------------------------
Combined Statement of Revenue and
Certain Expenses of the Columbus
America Properties for the year ended
December 31, 1996                                       September 3, 1997

Combined Statement of Revenue and
Certain Expenses of the Prudential
Properties for the year ended December
31, 1996                                                September 3, 1997

Statement of Revenue and Certain
Expenses of 550 South Hope Street for
the year ended March 31, 1997                           September 24, 1997

Combined Statement of Revenue and
Certain Expenses of the Acorn
Properties for the year ended December
31, 1996                                                September 9, 1997

Combined Statement of Revenue and
Certain Expenses of 10 & 30 South
Wacker Drive for the year ended
December 31, 1996                                       September 5, 1997

                                                      ERNST & YOUNG LLP

Chicago, Illinois
October 15, 1997

                         Report of Independent Auditors



The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Columbus America Properties (the Properties) as described in
Note 2 for the year ended December 31, 1996. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Properties described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
September 3, 1997

                          Columbus America Properties

              Combined Statements of Revenue and Certain Expenses
                             (Amounts in Thousands)



                                                             JANUARY 1, 1997
                                                                 THROUGH
                                          YEAR ENDED          JULY 31, 1997
                                       DECEMBER 31, 1996       (UNAUDITED)
                                       -----------------------------------------
REVENUE
 Base rents                                      $15,620                 $ 8,814
 Tenant reimbursements                               654                     176
 Parking income                                    2,356                   1,460
 Other income                                        165                     111
                                       -----------------  ----------------------
 Total revenue                                    18,795                  10,561
                                       -----------------  ----------------------
EXPENSES
 Property operating and maintenance                4,888                   2,770
 Real estate taxes                                 1,318                     769
 Management fee                                      786                     403
 Insurance                                           191                     127
                                       -----------------  ----------------------
 Total expenses                                    7,183                   4,069
                                       -----------------  ----------------------
Revenue in excess of certain expenses            $11,612                 $ 6,492
                                       =================  ======================

See accompanying notes.

                          Columbus America Properties

          Notes to Combined Statements of Revenue and Certain Expenses



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the Properties, as defined in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

                          Columbus America Properties

2.  DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of the Columbus America Properties (the "Properties"), which are all located in New Orleans, Louisiana. The Properties have been presented on a combined basis because the Properties are under common ownership and management. The Properties listed below were acquired on September 3, 1997 for $140 million by Equity Office Properties Trust from an unrelated party.


  PROPERTY NAME    TYPE OF FACILITY  RENTABLE SQUARE FEET
-----------------  ----------------  --------------------
LL & E Tower       office building             545,157
Texaco Center      office building             619,714
601 Tchoupitoulas  parking facility                759(A)

      (A)  Represents number of parking spaces.

The accompanying combined Statements of Revenue and Certain Expenses include the operations of the 601 Tchoupitoulas parking facility.

3.  RENTALS

LL&E Tower and Texaco Center have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.  RELATED PARTY TRANSACTIONS

The office buildings were managed by an affiliated party to the seller. The management agreements provided for a fee based on a percentage of gross receipts, as defined by each of the office buildings' individual management agreements, excluding any receipts from the parking garage.

During the year ended December 31, 1996, the parking facility was also managed by an affiliated party to the seller. The management agreement provided for a flat fee of $12,500 per month.

During the year ended December 31, 1996, LL&E Tower leased space to parties affiliated with the seller. Rental income from those leases was approximately $240,000 in 1996.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Prudential Properties (the Properties) as described in Note 2 for the year ended December 31, 1996. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Properties described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
September 3, 1997

                             Prudential Properties

              Combined Statements of Revenue and Certain Expenses
                             (Amounts in thousands)




                                                          JANUARY 1, 1997
                                                              THROUGH
                                          YEAR ENDED      AUGUST 31, 1997
                                       DECEMBER 31, 1996    (UNAUDITED)
                                       ----------------------------------------
REVENUE
 Base rents                                      $29,743          $21,626
 Tenant reimbursements                             2,367            1,645
 Parking income                                    2,013            1,561
 Other income                                        529              778
                                       -----------------  ---------------
 Total revenue                                    34,652           25,610
                                       -----------------  ---------------
EXPENSES
 Property operating and maintenance               13,239            8,687
 Real estate taxes                                 4,414            3,112
 Management fees                                     719              514
 Insurance                                           446              361
                                       -----------------  ---------------
 Total expenses                                   18,818           12,674
                                       -----------------  ---------------
Revenue in excess of certain expenses            $15,834          $12,936
                                       =================  ===============

See accompanying notes.

                             Prudential Properties

          Notes to Combined Statements of Revenue and Certain Expenses




1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the Properties, as defined in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.  DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of the Prudential Properties (the "Properties"). Equity Office Properties Trust expects to acquire the Properties for approximately $290 million from an unrelated party. The Properties have been presented on a combined basis because all of the Properties are under common control and management. The following Properties are included in the combined financial statements:

                             Prudential Properties

2.  DESCRIPTION OF PROPERTIES (CONTINUED)


                                                          APPROXIMATE
                                                           RENTABLE
 PROPERTY NAME                          LOCATION        SQUARE FOOTAGE
 -------------                          --------        --------------
Brookhollow Central I, II, and III    Houston, TX              800,688
Destec Tower                          Houston, TX              574,216
8080 Central                          Dallas, TX               283,707
1700 Market                           Philadelphia, PA         825,547
                                                        --------------
                                                             2,484,158
                                                        ==============

3.  RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.   RELATED PARTY TRANSACTIONS

The Properties were managed by an affiliated party to the seller. The management agreements provided for fees of 1.5% to 3.0% of gross receipts, as defined.

Insurance premiums are paid to and coverage is provided by an affiliated party to the seller.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying Statement of Revenue and Certain Expenses of 550 South Hope Street (the Property) as described in Note 2 for the year ended March 31, 1997. The Statement of Revenue and Certain Expenses are the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of the Property described in Note 2 for the year ended March 31, 1997, in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP


Chicago, Illinois
September 24, 1997

                                550 South Hope Street

                   Statements of Revenue and Certain Expenses
                             (Amounts in thousands)



                                                         APRIL 1, 1997 THROUGH
                                         YEAR ENDED          JULY 31, 1997
                                       MARCH 31, 1997         (UNAUDITED)
                                       -----------------------------------------
REVENUE
 Base rents                                   $ 7,602              $2,972
 Tenant reimbursements                          3,840               1,398
 Parking income                                 1,273                 423
 Other income                                      19                   7
                                       --------------    ----------------
 Total revenue                                 12,734               4,800
                                       --------------    ----------------
EXPENSES
 Property operating and maintenance             3,992               1,302
 Real estate taxes                                801                 251
 Management fee                                   140                  58
 Insurance                                        605                 152
                                       --------------    ----------------
 Total expenses                                 5,538               1,763
                                       --------------    ----------------
Revenue in excess of certain expenses         $ 7,196              $3,037
                                       ==============    ================

See accompanying notes.

                            550 South Hope Street

              Notes to Statements of Revenue and Certain Expenses


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust. The accompanying statements are not representative of the actual operations of the Property, as defined in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.  DESCRIPTION OF PROPERTY

The accompanying Statements of Revenue and Certain Expenses relate to the operations of 550 South Hope Street, an office building with approximately 566,434 rentable square feet, located in Los Angeles, California (the "Property"). It is anticipated that Equity Office Properties Trust will acquire the Property for $99.5 million from an unrelated party.

                            550 South Hope Street

3.  RENTALS

The Property has entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

                         Report of Independent Auditors



The Board of Trustees of
Equity Office Properties Trust

We have audited the accompanying combined Statement of Revenue and Certain Expenses of the Acorn Properties (the Properties) as described in Note 2 for the year ended December 31, 1996. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Equity Offices Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Properties described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP


Chicago, Illinois
September 9, 1997

                                Acorn Properties

              Combined Statements Of Revenue And Certain Expenses
                             (Amounts in thousands)



                                                          JANUARY 1, 1997
                                                              THROUGH
                                          YEAR ENDED       JULY 31, 1997
                                       DECEMBER 31, 1996    (UNAUDITED)
                                       -----------------------------------
REVENUE
   Base rents                                 $16,999            $11,592
   Tenant reimbursements                        2,055              1,327
   Other income                                   202                181
                                       -----------------------------------
   Total revenue                               19,256             13,100
                                       -----------------------------------
EXPENSES
   Property operating and maintenance           4,526              2,665
   Real estate taxes                            1,378                853
   Management fees                                649                428
   Insurance                                      160                 92
                                       -----------------------------------
   Total expenses                               6,713              4,038
                                       -----------------------------------
Revenue in excess of certain expenses         $12,543            $ 9,062
                                       ===================================




See accompanying notes.

                                Acorn Properties

          Notes to Combined Statements of Revenue and Certain Expenses



1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust. The accompanying financial statements are not representative of the actual operations of the Properties, as defined in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.   DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of the Acorn Properties (the "Properties"). Equity Office Properties Trust expects to acquire an 89% managing general partnership interest in each of the partnerships that hold title to the Properties for approximately $144.7 million, including the assumption of debt. The Acorn Properties have been presented on a combined basis because all of the Properties are under common control and management. The following Properties are included in the combined financial statements:

                                Acorn Properties

2.  DESCRIPTION OF PROPERTIES (CONTINUED)


                                                                        APPROXIMATE
                                                                          RENTABLE
       PROPERTY NAME                         LOCATION                  SQUARE FOOTAGE
       -------------                         --------                  --------------
One Valley Square                      Plymouth Meeting, PA                  70,289
Two Valley Square                      Plymouth Meeting, PA                  70,622
Three Valley Square                    Plymouth Meeting, PA                  84,605
Four Valley Square                     Plymouth Meeting, PA                  49,757
Five Valley Square                     Plymouth Meeting, PA                  18,564
Oak Hill Plaza                         King of Prussia, PA                  164,360
Walnut Hill Plaza                      King of Prussia, PA                  149,716
One Devon Square                       Wayne, PA                             77,267
Two Devon Square                       Wayne, PA                             63,226
Three Devon Square (a)                 Wayne, PA                              6,000
Four Falls Corporate Center            Conshohocken, PA                     254,355
                                                                       --------------
                                                                          1,008,761
                                                                       ==============

(a)  In addition, this property includes land leased to a third party.

3.  RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.

4.  RELATED PARTY TRANSACTIONS

The Properties were managed by an affiliated party to the sellers. The management agreements provided for a fee of 4% of gross receipts, as defined.

Janitorial services were provided by an affiliated party to the sellers. During the year ended December 31, 1996, the Properties incurred approximately $714,000 in janitorial fees.

                         Report of Independent Auditors


The Board of Trustees of
Equity Office Properties Trust


We have audited the accompanying combined Statement of Revenue and Certain Expenses of 10 & 30 South Wacker Drive (the Properties) as described in Note 2 for the year ended December 31, 1996. The combined Statement of Revenue and Certain Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Properties described in Note 2 for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois
September 5, 1997

                           10 & 30 South Wacker Drive

              Combined Statements of Revenue and Certain Expenses
                             (Amounts in thousands)



                                                             JANUARY 1, 1997
                                                                 THROUGH
                                          YEAR ENDED          JULY 31, 1997
                                       DECEMBER 31, 1996       (UNAUDITED)
                                       -----------------------------------------
REVENUE
 Base rents                                      $38,739                 $23,388
 Tenant reimbursements                            23,518                  14,604
 Parking income                                    1,188                     786
 Other income                                      2,232                     643
                                       -----------------  ----------------------
 Total revenue                                    65,677                  39,421
                                       -----------------  ----------------------
EXPENSES
 Property operating and maintenance                9,891                   5,370
 Real estate taxes                                16,600                   9,683
 Management fee                                    1,233                     754
 Insurance                                           403                     160
                                       -----------------  ----------------------
 Total expenses                                   28,127                  15,967
                                       -----------------  ----------------------
Revenue in excess of certain expenses            $37,550                 $23,454
                                       =================  ======================

See accompanying notes.

                           10 & 30 South Wacker Drive

          Notes to Combined Statements of Revenue and Certain Expenses


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying combined Statements of Revenue and Certain Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Equity Office Properties Trust. The accompanying combined statements are not representative of the actual operations of the Properties, as defined in Note 2, for the periods presented nor indicative of future operations as certain expenses, primarily depreciation, amortization and interest expense, which may not be comparable to the expenses expected to be incurred by Equity Office Properties Trust in future operations of the Properties, have been excluded.

Revenue and Expense Recognition

Revenue is recognized on a straight-line basis over the terms of the related leases. Expenses are recognized in the period in which they are incurred.

Use of Estimates

The preparation of the combined Statements of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of the combined revenue and expenses during the reporting periods. Actual results could differ from these estimates.

Unaudited Interim Statement

In the opinion of management, the interim financial statement reflects all adjustments necessary for a fair presentation of the results of the interim period. All such adjustments are of a normal, recurring nature.

2.  DESCRIPTION OF PROPERTIES

The accompanying combined Statements of Revenue and Certain Expenses relate to the combined operations of 10 & 30 South Wacker Drive, two office buildings with approximately 2,016,023 rentable square feet, located in Chicago, Illinois (the "Properties"). The Properties have been presented on a combined basis because the Properties were under common ownership and management. It is anticipated that the Properties will be acquired for $462 million by Equity Office Properties Trust from an unrelated party.

                           10 & 30 South Wacker Drive

2.  DESCRIPTION OF PROPERTIES (CONTINUED)

The Properties are part of a complex of attached properties which includes another property, The Chicago Mercantile Exchange (the "Merc") that is not anticipated to be acquired by Equity Office Properties Trust and has not been included in these financial statements. There is an easement agreement between the Properties and the Merc, which provides for pro rata sharing of certain common area operating costs. The Properties pro rata share of these common area operating costs have been included in these financial statements.

During the year ended December 31, 1996, the Merc leased approximately 365,700 rentable square feet in the Properties.

3.  RENTALS

The Properties have entered into tenant leases that provide for tenants to share in the operating expenses and real estate taxes on a pro rata basis, as defined.